SUPPLEMENT DATED OCTOBER 24, 2016 TO THE

PROSPECTUSES, DATED MAY 1, 2014, AS AMENDED, FOR

NYLIAC Single Premium Variable Universal Life

and

New York Life Legacy Creator Single Premium Variable Universal Life

Investing in

NYLIAC Variable Universal Life Separate Account-I

This supplement amends the prospectuses dated May 1, 2014, as amended (each a “Prospectus,” and together, the “Prospectuses”), for each of the variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”) referenced above (the “Policies”). You should read this information carefully before you invest and retain this supplement for future reference together with the Prospectus for your Policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your Policy. All capitalized terms have the same meaning as those included in your Prospectus.

The purpose of this supplement is to note changes to the fees and expenses of Invesco V.I. American Value Fund – Series I Shares and Invesco V.I. International Growth Fund – Series I Shares that became effective on October 3, 2016. Keeping this purpose in mind, please note the following:

A.	Changes to Invesco V.I. American Value Fund — Series I Shares

In the table titled Annual Portfolio Company Operating Expenses, the existing entry for Invesco V.I. American Value Fund—Series I Shares is hereby deleted and replaced with the following:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Acquired Fund Fees and Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Invesco V.I. American Value Fund — Series I	0.72%	0.00%	0.20%	0.11%	1.03%	(--)	1.03%

B.	Changes to Invesco V.I. International Growth Fund — Series I Shares

In the table titled Annual Portfolio Company Operating Expenses, the existing entry for Invesco V.I. International Growth Fund – Series I Shares is hereby deleted and replaced with the following:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
Invesco V.I. International Growth Fund — Series I	0.71%	0.00%	0.22%	0.93%	(0.01%)	0.92%	(k)

(k)	Invesco Advisers, Inc. (Invesco or the Adviser) has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the net management fee that Invesco earns on the Fund’s investments in certain affiliated funds, which will have the effect of reducing Acquired Fund Fees and Expenses. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to reduce the advisory fee waiver without the approval of the Board of Trustees.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010